                                  EXHIBIT 23.1


                     CONSENT OF PRICEWATERHOUSECOOPERS LLP

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 28, 2000 relating to the consolidated financial statements which appear in the 1999 Annual Report to Shareholders of The Colonial BancGroup, Inc., which is incorporated in The Colonial BancGroup, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.



PricewaterhouseCoopers LLP

Montgomery, Alabama
October 5, 2000



                                      12